Income Taxes (Details Narrative) - Dec. 31, 2014 - USD ($)	Total
Net operating loss carry forwards for federal and state tax	$ 1,155,000
Operating loss carry forwards expiration years	2034
Valuation allowance increased approximately	$ 5,633,000
Prior Merger [Member]
Net operating loss carry forwards for federal and state tax	$ 1,100,000